EXHIBIT 99.3 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS

(Dollars In Thousands, Except Per Share Data) (Unaudited)

	AS OF OR FOR THE
	9 MONTHS ENDED		%
	SEPTEMBER 30,		INCREASE
	2017	2016	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$11,491	$11,531	-0.35%
Return on Average Assets	1.23%	1.25%	-1.60%
Return on Average Equity	8.13%	8.16%	-0.37%
BALANCE SHEET HIGHLIGHTS
Total Assets	$1,259,921	$1,245,333	1.17%
Available-for-Sale Securities	365,086	409,800	-10.91%
Loans (Net)	792,112	733,917	7.93%
Allowance for Loan Losses	8,900	8,421	5.69%
Deposits and Repo Sweep Accounts	1,026,364	998,200	2.82%
OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold with Servicing Retained	169,581	157,845	7.44%
Trust Assets Under Management	924,907	867,852	6.57%
SHAREHOLDERS' VALUE (PER COMMON SHARE)
Net Income - Basic	$0.94	$0.95	-1.05%
Net Income - Diluted	$0.94	$0.95	-1.05%
Dividends	$0.78	$0.78	0.00%
Common Book Value	$15.66	$15.77	-0.70%
Tangible Common Book Value	$14.68	$14.78	-0.68%
Market Value (Last Trade)	$24.56	$21.97	11.79%
Market Value / Common Book Value	156.83%	139.32%	12.57%
Market Value / Tangible Common Book Value	167.30%	148.65%	12.55%
Price Earnings Multiple (Annualized)	19.60	17.34	13.03%
Dividend Yield (Annualized)	4.23%	4.73%	-10.57%
Common Shares Outstanding, End of Period	12,197,527	12,087,223	0.91%
SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets	14.35%	14.48%	-0.90%
Nonperforming Assets / Total Assets	1.35%	1.79%	-24.58%
Allowance for Loan Losses / Total Loans	1.11%	1.13%	-1.77%
Total Risk Based Capital Ratio (a)	23.50%	23.56%	-0.25%
Leverage Ratio (a)	14.41%	14.17%	1.69%

(a) Capital ratios for the most recent period are estimated.
AVERAGE BALANCES
Average Assets	$1,243,448	$1,226,733	1.36%
Average Equity	$188,448	$188,424	0.01%
EFFICIENCY RATIO
Net Interest Income on a Fully Taxable-Equivalent
Basis	$33,240	$32,297	2.92%
Noninterest Revenue	12,036	11,480	4.84%
Total (1)	$45,276	$43,777	3.42%
Noninterest Expenses (2)	$27,566	$26,186	5.27%
Efficiency ratio = (2)/(1)	60.88%	59.82%	1.78%

1

QUARTERLY CONDENSED, CONSOLIDATED INCOME STATEMENT INFORMATION

(In Thousands, Except Per Share Data) (Unaudited)

	For the Three Months Ended:
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2017	2017	2017	2016	2016	2016	2016
Interest income	$11,626	$11,340	$11,112	$11,106	$11,131	$10,924	$10,937
Interest expense	985	978	953	920	944	925	904
Net interest income	10,641	10,362	10,159	10,186	10,187	9,999	10,033
Provision (credit) for loan losses	322	4	452	(3)	538	318	368
Net interest income after provision (credit) for loan losses	10,319	10,358	9,707	10,189	9,649	9,681	9,665
Noninterest revenue	4,066	4,106	3,864	4,031	3,884	3,906	3,690
Net gains on available-for-sale securities	5	107	145	69	584	122	383
Noninterest expenses	9,192	9,076	9,298	8,558	8,579	8,535	9,072
Income before income tax provision	5,198	5,495	4,418	5,731	5,538	5,174	4,666
Income tax provision	1,262	1,374	984	1,500	1,451	1,303	1,093
Net income	$3,936	$4,121	$3,434	$4,231	$4,087	$3,871	$3,573
Net income attributable to common shares	$3,916	$4,100	$3,416	$4,209	$4,065	$3,850	$3,553
Basic earnings per common share	$0.32	$0.34	$0.28	$0.35	$0.34	$0.32	$0.29
Diluted earnings per common share	$0.32	$0.34	$0.28	$0.35	$0.34	$0.32	$0.29

QUARTERLY CONDENSED, CONSOLIDATED BALANCE SHEET INFORMATION

(In Thousands) (Unaudited)

	As of:
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2017	2017	2017	2016	2016
ASSETS
Cash & Due from Banks	$32,850	$34,643	$32,543	$32,109	$34,070
Available-for-Sale Securities	365,086	364,753	376,919	395,077	409,800
Loans Held for Sale	437	1,708	163	142	621
Loans, Net	792,112	771,057	753,277	743,362	733,917
Intangible Assets	11,956	11,957	11,958	11,959	11,963
Other Assets	57,480	59,283	59,064	59,643	54,962
TOTAL ASSETS	$1,259,921	$1,243,401	$1,233,924	$1,242,292	$1,245,333

LIABILITIES
Deposits	$1,021,625	$997,262	$980,251	$983,843	$991,880
Repo Sweep Accounts	4,739	4,875	6,244	5,175	6,320
Total Deposits and Repo Sweeps	1,026,364	1,002,137	986,495	989,018	998,200
Borrowed Funds	34,256	42,321	52,888	59,454	46,808
Other Liabilities	8,288	9,084	7,191	7,812	9,722
TOTAL LIABILITIES	1,068,908	1,053,542	1,046,574	1,056,284	1,054,730

SHAREHOLDERS' EQUITY
Common Shareholders' Equity, Excluding Accumulated Other Comprehensive Income/ Loss	190,639	189,339	187,825	186,906	185,173
Accumulated Other Comprehensive Income/ Loss:
Net Unrealized Gains/Losses on Available-for-sale Securities	227	369	(630)	(949)	5,388
Defined Benefit Plans Adjustment, Net	147	151	155	51	42
TOTAL SHAREHOLDERS' EQUITY	191,013	189,859	187,350	186,008	190,603
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$1,259,921	$1,243,401	$1,233,924	$1,242,292	$1,245,333

2

AVAILABLE-FOR-SALE SECURITIES	September 30, 2017		June 30, 2017		December 31, 2016
(In Thousands)	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value
Obligations of U.S. Government agencies	$8,028	$7,946	$9,678	$9,591	$9,671	$9,541
Obligations of states and political subdivisions:
Tax-exempt	108,521	110,557	114,095	116,338	118,140	119,037
Taxable	27,538	27,816	28,162	28,452	30,073	30,297

Mortgage-backed securities issued or guaranteed by U.S. Government agencies or sponsored agencies:
Residential pass-through securities	55,247	54,917	47,767	47,405	58,922	58,404
Residential collateralized mortgage obligations	130,375	129,243	129,372	128,248	147,915	146,608
Commercial mortgage-backed securities	34,028	33,629	34,112	33,742	30,817	30,219
Total debt securities	363,737	364,108	363,186	363,776	395,538	394,106
Marketable equity securities	1,000	978	1,000	977	1,000	971
Total	$364,737	$365,086	$364,186	$364,753	$396,538	$395,077

Summary of Loans by Type

(Excludes Loans Held for Sale)

(In Thousands)

	Sept. 30,	June 30,	Dec. 31,	Sept. 30,
	2017	2017	2016	2016
Residential mortgage:
Residential mortgage loans - first liens	$355,285	$342,603	$334,102	$325,533
Residential mortgage loans - junior liens	24,694	24,150	23,706	22,794
Home equity lines of credit	36,534	37,159	38,057	38,623
1-4 Family residential construction	25,286	26,067	24,908	23,310
Total residential mortgage	441,799	429,979	420,773	410,260
Commercial:
Commercial loans secured by real estate	158,520	155,158	150,468	149,938
Commercial and industrial	83,243	82,815	83,854	86,969
Political subdivisions	54,730	51,495	38,068	38,653
Commercial construction and land	13,937	15,201	14,287	12,809
Loans secured by farmland	7,744	7,432	7,294	6,900
Multi-family (5 or more) residential	7,566	7,497	7,896	8,133
Agricultural loans	6,137	4,454	3,998	4,313
Other commercial loans	12,383	11,038	11,475	11,557
Total commercial	344,260	335,090	317,340	319,272
Consumer	14,953	14,623	13,722	12,806
Total	801,012	779,692	751,835	742,338
Less: allowance for loan losses	(8,900)	(8,635)	(8,473)	(8,421)
Loans, net	$792,112	$771,057	$743,362	$733,917

Loans Held for Sale

(In Thousands)

	Sept. 30,	June 30,	Dec. 31,	Sept. 30,
	2017	2017	2016	2016
Residential mortgage loans originated and serviced - outstanding balance	$170,018	$167,497	$163,438	$158,466
Less: outstanding balance of loans sold	(169,581)	(165,789)	(163,296)	(157,845)
Loans held for sale, net	$437	$1,708	$142	$621

3

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES

(In Thousands)

	3 Months	3 Months	9 Months	9 Months
	Ended	Ended	Ended	Ended
	Sept. 30,	June 30,	Sept. 30,	Sept. 30,
	2017	2017	2017	2016
Balance, beginning of period	$8,635	$8,744	$8,473	$7,889
Charge-offs	(67)	(135)	(402)	(737)
Recoveries	10	22	51	45
Net charge-offs	(57)	(113)	(351)	(692)
Provision for loan losses	322	4	778	1,224
Balance, end of period	$8,900	$8,635	$8,900	$8,421

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS

AND TROUBLED DEBT RESTRUCTURINGS (TDRs)

(Dollars In Thousands)

	Sept. 30,	June 30,	Dec 31,	Sept. 30,
	2017	2017	2016	2016
Impaired loans with a valuation allowance	$3,581	$3,293	$3,372	$3,621
Impaired loans without a valuation allowance	5,388	5,418	7,488	7,514
Total impaired loans	$8,969	$8,711	$10,860	$11,135

Total loans past due 30-89 days and still accruing	$5,978	$3,749	$7,735	$4,040

Nonperforming assets:
Total nonaccrual loans	$12,400	$11,504	$8,736	$12,481
Total loans past due 90 days or more and still accruing	2,979	2,680	6,838	7,539
Total nonperforming loans	15,379	14,184	15,574	20,020
Foreclosed assets held for sale (real estate)	1,650	2,023	2,180	2,321
Total nonperforming assets	$17,029	$16,207	$17,754	$22,341

Loans subject to troubled debt restructurings (TDRs):
Performing	$658	$729	$5,803	$946
Nonperforming	3,075	3,059	2,874	5,032
Total TDRs	$3,733	$3,788	$8,677	$5,978

Total nonperforming loans as a % of loans	1.92%	1.82%	2.07%	2.70%
Total nonperforming assets as a % of assets	1.35%	1.30%	1.43%	1.79%
Allowance for loan losses as a % of total loans	1.11%	1.11%	1.13%	1.13%
Allowance for loan losses as a % of nonperforming loans	57.87%	60.88%	54.40%	42.06%

4

Analysis of Average Daily Balances and Rates

(Dollars in Thousands)

	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	9/30/2017	Return/	6/30/2017	Return/	9/30/2016	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities, at amortized cost:
Taxable	$251,774	2.11%	$255,806	2.13%	$291,847	1.98%
Tax-exempt	111,721	4.27%	114,993	4.41%	112,679	4.51%
Total available-for-sale securities	363,495	2.78%	370,799	2.83%	404,526	2.69%
Interest-bearing due from banks	21,260	1.25%	14,873	1.11%	17,138	0.67%
Loans held for sale	781	5.08%	499	4.82%	556	5.01%
Loans receivable:
Taxable	717,012	4.92%	702,933	4.91%	671,408	4.95%
Tax-exempt	71,334	4.51%	68,439	4.48%	61,608	4.50%
Total loans receivable	788,346	4.88%	771,372	4.87%	733,016	4.91%
Total Earning Assets	1,173,882	4.16%	1,157,543	4.17%	1,155,236	4.07%
Cash	18,325		17,276		17,523
Unrealized gain/loss on securities	1,449		689		9,654
Allowance for loan losses	(8,769)		(8,901)		(8,050)
Bank premises and equipment	15,431		15,714		15,379
Intangible assets	11,958		11,957		11,966
Other assets	40,944		41,322		38,225
Total Assets	$1,253,220		$1,235,600		$1,239,933

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$219,633	0.25%	$203,256	0.21%	$200,789	0.15%
Money market	194,947	0.19%	190,703	0.19%	205,158	0.17%
Savings	145,025	0.10%	142,978	0.10%	133,269	0.10%
Certificates of deposit	119,351	0.85%	116,450	0.82%	123,475	0.77%
Individual Retirement Accounts	96,934	0.45%	98,004	0.43%	103,259	0.42%
Other time deposits	1,472	0.27%	1,107	0.00%	1,523	0.26%
Total interest-bearing deposits	777,362	0.33%	752,498	0.31%	767,473	0.28%
Borrowed funds:
Short-term	7,139	0.44%	21,205	0.85%	18,655	0.64%
Long-term	36,469	3.67%	38,353	3.74%	38,571	3.76%
Total borrowed funds	43,608	3.14%	59,558	2.71%	57,226	2.75%
Total Interest-bearing Liabilities	820,970	0.48%	812,056	0.48%	824,699	0.46%
Demand deposits	232,839		227,488		215,880
Other liabilities	8,801		7,573		9,057
Total Liabilities	1,062,610		1,047,117		1,049,636
Shareholders' equity, excluding other comprehensive income/loss	189,520		187,882		183,966
Accumulated other comprehensive income/loss	1,090		601		6,331
Total Shareholders' Equity	190,610		188,483		190,297
Total Liabilities and Shareholders' Equity	$1,253,220		$1,235,600		$1,239,933
Interest Rate Spread		3.68%		3.69%		3.61%
Net Interest Income/Earning Assets		3.83%		3.83%		3.74%

Total Deposits (Interest-bearing and Demand)	$1,010,201		$979,986		$983,353

(1) Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 35%.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

(3) Rates of return on earning assets and costs of funds have been presented on an annualized basis.

5

Analysis of Average Daily Balances and Rates

(Dollars in Thousands)

	9 Months		9 Months
	Ended	Rate of	Ended	Rate of
	9/30/2017	Return/	9/30/2016	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities, at amortized cost:
Taxable	$259,539	2.12%	$298,421	2.03%
Tax-exempt	114,759	4.37%	108,926	4.83%
Total available-for-sale securities	374,298	2.81%	407,347	2.78%
Interest-bearing due from banks	17,042	1.10%	20,566	0.58%
Loans held for sale	496	5.39%	516	5.44%
Loans receivable:
Taxable	706,065	4.90%	654,256	4.98%
Tax-exempt	67,073	4.51%	61,319	4.51%
Total loans receivable	773,138	4.87%	715,575	4.94%
Total Earning Assets	1,164,974	4.15%	1,144,004	4.09%
Cash	17,213		16,548
Unrealized gain/loss on securities	402		8,154
Allowance for loan losses	(8,755)		(7,913)
Bank premises and equipment	15,618		15,409
Intangible assets	11,958		11,968
Other assets	42,038		38,563
Total Assets	$1,243,448		$1,226,733

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$208,071	0.21%	$197,628	0.14%
Money market	192,265	0.18%	199,211	0.17%
Savings	142,292	0.10%	131,880	0.10%
Certificates of deposit	116,500	0.82%	118,256	0.75%
Individual Retirement Accounts	97,981	0.44%	104,280	0.42%
Other time deposits	1,126	0.12%	1,157	0.12%
Total interest-bearing deposits	758,235	0.31%	752,412	0.28%
Borrowed funds:
Short-term	23,118	0.75%	25,828	0.69%
Long-term	37,740	3.72%	38,648	3.77%
Total borrowed funds	60,858	2.59%	64,476	2.53%
Total Interest-bearing Liabilities	819,093	0.48%	816,888	0.45%
Demand deposits	227,726		213,172
Other liabilities	8,181		8,249
Total Liabilities	1,055,000		1,038,309
Shareholders' equity, excluding other comprehensive income/loss	188,041		183,078
Accumulated other comprehensive income/loss	407		5,346
Total Shareholders' Equity	188,448		188,424
Total Liabilities and Shareholders' Equity	$1,243,448		$1,226,733
Interest Rate Spread		3.67%		3.64%
Net Interest Income/Earning Assets		3.81%		3.77%

Total Deposits (Interest-bearing and Demand)	$985,961		$965,584

(1) Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 35%.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

(3) Rates of return on earning assets and costs of funds have been presented on an annualized basis.

6

COMPARISON OF NONINTEREST REVENUE

(In Thousands)

	Three Months Ended			Nine Months Ended
	Sept. 30,	June 30,	Sept. 30,	Sept. 30,	Sept. 30,
	2017	2017	2016	2017	2016
Service charges on deposit accounts	$1,168	$1,094	$1,221	$3,346	$3,523
Service charges and fees	115	104	118	316	335
Trust and financial management revenue	1,292	1,497	1,172	3,969	3,567
Brokerage revenue	187	208	216	551	569
Insurance commissions, fees and premiums	26	31	26	98	74
Interchange revenue from debit card transactions	561	568	481	1,649	1,431
Net gains from sales of loans	297	188	236	651	699
Loan servicing fees, net	35	55	28	162	39
Increase in cash surrender value of life insurance	97	94	97	281	286
Other operating income	288	267	289	1,013	957
Total other operating income, before realized gains on available-for-sale securities, net	$4,066	$4,106	$3,884	$12,036	$11,480

COMPARISON OF NONINTEREST EXPENSES

(In Thousands)

	Three Months Ended			Nine Months Ended
	Sept. 30,	June 30,	Sept. 30,	Sept. 30,	Sept. 30,
	2017	2017	2016	2017	2016
Salaries and wages	$3,985	$3,972	$3,901	$11,825	$11,701
Pensions and other employee benefits	1,216	1,144	1,060	3,890	3,499
Occupancy expense, net	580	600	601	1,758	1,770
Furniture and equipment expense	471	448	435	1,372	1,301
FDIC Assessments	93	96	151	283	448
Pennsylvania shares tax	336	336	287	1,008	932
Professional fees	269	254	245	750	816
Automated teller machine and interchange expense	346	305	291	945	807
Software subscriptions	299	291	237	870	729
Other operating expense	1,597	1,630	1,371	4,865	4,183
Total noninterest expense	$9,192	$9,076	$8,579	$27,566	$26,186

7